Exhibit 10.25

AMENDMENT NO. 1 TO

WARRANT

THIS AMENDMENT NO. 1 TO WARRANT (this “Agreement”), by and between 3Com Corporation, a Delaware Corporation (the “Company”), and Broadcom Corporation, a California corporation (“Holder”) is made and entered into as of this 1st day of November, 2002, with respect to the following facts:

RECITALS

A.            Whereas, the Company issued to Holder a warrant to acquire up to 7,100,000 shares of the Company’s common stock at an exercise price of $9.31 per share (the “Warrant”), which Warrant has an expiration time of 5:00 p.m. Pacific Standard Time on December 4, 2002; and

B.            Whereas, in connection with that certain Settlement Agreement made and entered into effective November 1, 2002 by and between Company and Holder, the Company and the Holder have agreed to extend the term of the Warrant to 5:00 p.m. Pacific Standard Time on December 4, 2003.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Section 1(a) of the Warrant shall hereby be amended in its entirety to read as follows:

“Subject to the terms and conditions set forth herein and compliance with any applicable regulatory requirements, this Warrant shall be exercisable, in whole or in part, commencing on January 1, 2001 and ending at 5:00 p.m., Pacific Standard Time, on December 4, 2003 (the “Expiration Date”), and, except as otherwise provided herein, shall be void thereafter.”

2.             All other references to the “Expiration Date” and December 4, 2002 in the Warrant shall hereafter be deemed to refer to December 4, 2003.

3.             This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

3COM CORPORATION	BROADCOM CORPORATION

By:	By:
Name:	Name:
Title:	Title: